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                                                              ARTHUR ANDERSEN


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-30013 for Hartford Life Insurance Company on Form S-2.




                                                       /s/ Arthur Andersen LLP
Hartford, Connecticut
April 4, 2001